                                                                 Exhibit 99.17

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  FOCUS SURGERY, INC., DEBTOR.  |         CASE NO.  96-41107-N
                                      |                  ------------
Employer's Tax Identification         |         CHAPTER 11
No.:      77-0332937                  |         MONTHLY OPERATING REPORT
______________________________________|         (GENERAL BUSINESS CASE)


                         SUMMARY OF FINANCIAL STATUS

MONTH ENDED   Jun-97
           -----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                             END OF          END OF          AS OF
                                                                             CURRENT          PRIOR         PETITION
                                                                              MONTH           MONTH          FILING
                                                                              -----           -----          ------
2.  ASSET/LIABILITY SUMMARY
     Current Assets (Market Value)                                           $510,834        $758,345       $502,204
                                                                            ---------       ---------     ----------
     Total Assets (Market Value)                                             $510,834        $758,345     $2,152,204
                                                                            ---------       ---------     ----------
     Current Liabilities                                                      $75,024         $90,092
                                                                            ---------       ---------     ----------
     Total Liabilities                                                       $781,036        $796,105       $831,829
                                                                            ---------       ---------     ----------

                                                                                                           PETITION
                                                                              CURRENT         PRIOR         DATE TO
                                                                               MONTH          MONTH        MONTH END
                                                                               -----          -----        ---------
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
    a.  Total Receipts                                                         $1,490            $342     $1,471,428
                                                                            ---------       ---------     ----------
    b.  Total Disbursements                                                   $20,000                     $1,005,764
                                                                            ---------       ---------     ----------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)           ($18,510)           $342       $465,664
                                                                            ---------       ---------     ----------
    d.  Cash Balance Beginning of Month                                      $503,749        $503,407
                                                                            ---------       ---------
    e.  Cash Balance End of Month (c + d)                                    $485,238        $503,749
                                                                            ---------       ---------
                                                                            ---------       ---------

                                                                           RECEIVABLES                    LIABILITIES
                                                                           -----------                    -----------
4.  POST-PETITION LIABILITIES & RECEIVABLES
    Balance at End of Previous Month                                                                         $90,092
                                                                            ---------                     ----------
    Balance at End of Current Month                                                                          $75,024
                                                                            ---------                     ----------

5.  PAST DUE POST-PETITION LIABILITIES
    Balance at End of Previous Month (over 30 days)                                                          $25,916
                                                                                                          ----------
    Balance at End of Current Month (over 30 days)                                                           $33,444
                                                                                                          ----------

                                                                                              YES            NO
                                                                                              ---            --
6.  Are all federal, state, and local taxes current?
    (if no, attach schedule of unpaid items)                                                   X
                                                                                            ---------     ----------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
    amount of payment and name of payee)                                                                      X
                                                                                            ---------     ----------

8.  Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment,
    amount and reason for payment, and name of payee)                                                         X
                                                                                            ---------     ----------

9.  Have any payments been made to professionals?  (if yes, attach
    listing including date of payment, amount of payment and name of payee)                                   X
                                                                                            ---------     ----------

10. If you answered yes to line 7,8, or 9, were all such payments approved by the court?
                                                                                            ---------     ----------

11. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                                X
                                                                                            ---------     ----------

12. Are U.S. Trustee quarterly fees current?                                                   X
                                                                                            ---------     ----------

    I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE REVIEWED THE ABOVE SUMMARY AND ATTACHED FINANCIAL STATEMENTS, AND AFTER MAKING REASONABLE INQUIRY BELIEVE THAT THESE DOCUMENTS ARE CORRECT.


    Date:  July 31, 1997                   /s/  Rick Redett
         -----------------              -------------------------------------
                                                Responsible Individual

Effective 1/1/95

                                 BALANCE SHEET
                            (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED   Jun-97
                                              -----------
                                   ($________)

  ASSETS

                                                                 FROM SCHEDULES              MARKET VALUE
                                                                 --------------              ------------
    CURRENT ASSETS
 1     Cash and cash equivalents - unrestricted                                                   $485,238
                                                                                             -------------
 2     Cash and cash equivalents - restricted
                                                                                             -------------
 3     Accounts receivable (net)                                        A                          $19,000
                                                                                             -------------
 4     Inventory                                                        B                               $0
                                                                                             -------------
 5     Prepaid expenses                                                                             $3,000
                                                                                             -------------
 6     Other:  Interest receivable                                                                  $1,000
             -------------------------                                                       -------------
 7               Payroll taxes                                                                      $2,596
       -------------------------------                                                       -------------

 8       TOTAL CURRENT ASSETS                                                                     $510,834
                                                                                             -------------


    PROPERTY AND EQUIPMENT (MARKET VALUE)
 9     Real property                                                    C                               $0
                                                                                             -------------
10     Machinery and equipment                                          D                               $0
                                                                                             -------------
11     Furniture and fixtures                                           D                               $0
                                                                                             -------------
12     Office equipment                                                 D                               $0
                                                                                             -------------
13     Leasehold improvements                                           D                               $0
                                                                                             -------------
14     Vehicles                                                         D                               $0
                                                                                             -------------
15     Other:                                                           D
             -------------------------                                                       -------------
16                                                                      D
       -------------------------------                                                       -------------
17                                                                      D
       -------------------------------                                                       -------------
18                                                                      D
       -------------------------------                                                       -------------
19                                                                      D
       -------------------------------                                                       -------------

20       TOTAL PROPERTY AND EQUIPMENT                                                                   $0
                                                                                             -------------

    OTHER ASSETS
21     Patents, copyrights, and other intellectual property                                             $0
       ----------------------------------------------------                                  -------------
22     All technology sold to Takai Hospital in July 1996.
       ----------------------------------------------------                                  -------------
23
       ----------------------------------------------------                                  -------------
24
       ----------------------------------------------------                                  -------------

25        TOTAL OTHER ASSETS                                                                            $0
                                                                                             -------------

26        TOTAL ASSETS                                                                            $510,834
                                                                                             -------------
                                                                                             -------------


  NOTE:
        Indicate the method used to estimate the market value of assets
        (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                              --------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------

                                 LIABILITIES AND EQUITY
                                 (GENERAL BUSINESS CASE)

                                       ($________)


    LIABILITIES                                                            FROM SCHEDULES
       POST-PETITION                                                       --------------
          CURRENT LIABILITIES
27           Salaries and wages
                                                                                                      -------------
28           Payroll taxes
                                                                                                      -------------
29           Real and personal property taxes
                                                                                                      -------------
30           Income taxes
                                                                                                      -------------
31           Notes payable (short term)
                                                                                                      -------------
32           Accounts payable (trade)                                            A                          $34,835
                                                                                                      -------------
33           Real property lease arrearage
                                                                                                      -------------
34           Personal property lease arrearage
                                                                                                      -------------
35           Accrued professional fees                                                                      $39,388
                                                                                                      -------------
36           Current portion of long-term debt (due within 12 months)
                                                                                                      -------------
37           Other:    Other accruals                                                                          $800
                   -------------------------------------                                              -------------
38
              ------------------------------------------                                              -------------
39
              ------------------------------------------                                              -------------

40           TOTAL CURRENT LIABILITIES                                                                      $75,024
                                                                                                      -------------

41        LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                      -------------

42           TOTAL POST-PETITION LIABILITIES                                                                $75,024
                                                                                                      -------------

          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43           Secured claims                                                      E                         $115,778
                                                                                                      -------------
44           Priority unsecured claims                                           E                               $0
                                                                                                      -------------
45           General unsecured claims                                            E                         $590,234
                                                                                                      -------------

46           TOTAL PRE-PETITION LIABILITIES                                                                $706,013
                                                                                                      -------------

47           TOTAL LIABILITIES                                                                             $781,036
                                                                                                      -------------

       EQUITY (DEFICIT)

48
              -----------------------------------------                                               -------------
49
              -----------------------------------------                                               -------------
50
              -----------------------------------------                                               -------------
51
              -----------------------------------------                                               -------------
52        Market value adjustment
                                                                                                      -------------
53           TOTAL EQUITY (DEFICIT)                                                                       ($270,203)
                                                                                                      -------------

54           TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                        $510,834
                                                                                                      -------------
                                                                                                      -------------


Effective 1/1/95

                                   SCHEDULES
                            (GENERAL BUSINESS CASE)
                                   ($______)

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                           ACCOUNTS       ACCOUNTS PAYABLE           PAST DUE
                                                          RECEIVABLE       [POST PETITION]       POST PETITION DEBT
                                                          ----------       ---------------       ------------------
Receivables and Payables Ageings
     0 -30 Days                                                   $0               $1,392 __
                                                        ------------         ------------   |
     31-60 Days                                                   $0               $7,528   |
                                                        ------------         ------------   |
     61-90 Days                                                   $0                        |               $33,444
                                                        ------------         ------------   |
     91+ Days                                                $19,000              $25,916 __|-----------------------
                                                        ------------         ------------
     Total accounts receivable/payable                       $19,000              $34,835
                                                        ------------         ------------
     Allowance for doubtful accounts                                         ------------
                                                        ------------
     Accounts receivable (net)                               $19,000
                                                        ------------
                                                        ------------


                                  SCHEDULE B
                         INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                       COST OF GOODS SOLD
----------------------------------                       ------------------
                                      INVENTORY(IES)     Inventory Beginning of Month
                                        BALANCE AT                                                ---------------
                                       END OF MONTH
                                      --------------     Add -
Retail/Restaurants -                                            Net purchases
  Product for resale                  --------------                                              ---------------
                                                                Direct labor
                                                                                                  ---------------
                                                                Manufacturing overhead
                                                                                                  ---------------
Distribution -                                                  Freight in
  Product for resale                  --------------                                              ---------------
                                                                Other:

                                                                ------------------                ---------------

                                                                ------------------                ---------------
Manufacturer -
  Raw materials                                   $0
                                      --------------
  Work-in-progress                                $0     Less -
                                      --------------            Inventory End of Month            ---------------
  Finished goods                                  $0            Shrinkage
                                      --------------                                              ---------------
                                                                Personal Use
         Other -                                                                                  ---------------
                                      --------------
              Explain
                     --------------
                                                         Cost of Goods Sold                                    $0
              ---------------------                                                               ---------------
                                                                                                  ---------------
                  TOTAL                           $0
                                      --------------
                                      --------------


METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
---------------------------                                      ---------------------------
Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory valuation used.
                   Yes  X    No
                      -----    ------
How often do you take a complete physical inventory?             Valuation methods -
                                                                      FIFO cost             X
                                                                                       -----------
     Weekly                                                           LIFO cost
                     ---                                                               -----------
     Monthly                                                          Lower of cost or
                     ---                                                market              X
     Quarterly                                                                         -----------
                     ---                                              Retail method
     Semi-annually                                                                     -----------
                     ---
     Annually         X
                     ---                                              Other -
                                                                                       -----------
         Date of last physical inventory was          12/31/94           Explain
                                                  ----------------
                                                                         ------------------------------------
         Date of next physical inventory is        not scheduled
                                                  ----------------       ------------------------------------

Effective 1/1/95

                                       SCHEDULE C
                                     REAL PROPERTY


DESCRIPTION                                                                           COST            MARKET VALUE
-----------                                                                           ----            ------------

--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
    TOTAL                                                                                    $0                      $0
                                                                                 --------------    --------------------
                                                                                 --------------    --------------------

                                       SCHEDULE D
                                OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                           COST            MARKET VALUE
-----------                                                                           ----            ------------
MACHINERY & EQUIPMENT -
See listing attached to original petition filing - All equipment sold to                     $0                      $0
--------------------------------------------------------------------------       --------------    --------------------
Takai Hospital in July 1996.
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
    TOTAL                                                                                    $0                      $0
                                                                                 --------------    --------------------
                                                                                 --------------    --------------------
FURNITURE & FIXTURES -
                                                                                                                     $0
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
    TOTAL                                                                                    $0                      $0
                                                                                 --------------    --------------------
                                                                                 --------------    --------------------
OFFICE EQUIPMENT -
See listing attached to original petition filing - All equipment sold to
--------------------------------------------------------------------------       --------------    --------------------
Takai Hospital in July 1996.
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
    TOTAL                                                                                    $0                      $0
                                                                                 --------------    --------------------
                                                                                 --------------    --------------------
LEASEHOLD IMPROVEMENTS -
None - the Company does not currently lease facilities                                                               $0
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
    TOTAL                                                                                    $0                      $0
                                                                                 --------------    --------------------
                                                                                 --------------    --------------------
VEHICLES -
None
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
--------------------------------------------------------------------------       --------------    --------------------
    TOTAL                                                                                    $0                      $0
                                                                                 --------------    --------------------
                                                                                 --------------    --------------------

                                       SCHEDULE E
                                 PRE-PETITION LIABILITIES

                                                                                     CLAIMED              ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                           AMOUNT             AMOUNT (b)
-------------------------------------------                                          -------             ----------
     Secured claims  (a)                                                               $115,778
                                                                                 --------------    --------------------
     Priority claims other than taxes                                                        $0
                                                                                 --------------    --------------------
     Priority tax claims                                                                     $0
                                                                                 --------------    --------------------
     General unsecured claims                                                          $586,534
                                                                                 --------------    --------------------
     (a) List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation.  As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount.  You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and
         $3,000,000 as the Allowed Amount.


                                       SCHEDULE F
                                RENTAL INCOME INFORMATION
                        Not Applicable to General Business Cases.


Effective 1/1/95

                                  STATEMENT OF OPERATIONS
                                  (GENERAL BUSINESS CASE)
                                 FOR THE MONTH ENDED Jun-97
                                                    --------
                                          $_______


       CURRENT MONTH                                                                                      CUMULATIVE     NEXT MONTH
-----------------------------------                                                                     (CASE TO DATE)    FORECAST
  ACTUAL     FORECAST      VARIANCE                                                                     --------------   ----------
  ------     --------      --------
                                              REVENUES
        $0                         $0     1      Gross Sales
----------  -----------  ------------                                                                   --------------   ---------
        $0                         $0     2      less: Sales Returns & Allowances
----------  -----------  ------------                                                                   --------------   ---------
        $0           $0            $0     3      Net Sales                                                                      $0
----------  -----------  ------------                                                                   --------------   ---------
        $0                         $0     4      less: Cost of Goods Sold      (Schedule 'B')
----------  -----------  ------------                                                                   --------------   ---------
        $0           $0            $0     5      Gross Profit                                                                   $0
----------  -----------  ------------                                                                   --------------   ---------
                                   $0     6      Interest
----------  -----------  ------------                                                                   --------------   ---------
                                          7      Other Income:
                                   $0     8      Other income                                                     $565
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
                                   $0     9
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
        $0           $0            $0    10              TOTAL REVENUES                                           $565          $0
----------  -----------  ------------                                                                   --------------   ---------

                                              EXPENSES
                                   $0    11      Compensation to Owner(s)/Officer(s)
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    12      Salaries/Commissions
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    13      Management Fees
----------  -----------  ------------                                                                   --------------   ---------
                     $0            $0    14      Depreciation                                                 $368,860          $0
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    15      Taxes:
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    16        Employer Payroll Taxes
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    17        Real Property Taxes
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    18        Other Taxes
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    19      Other Selling
----------  -----------  ------------                                                                   --------------   ---------
      $592         $800          $208    20      Other Administrative                                          $32,882        $800
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    21      Interest
----------  -----------  ------------                                                                   --------------   ---------
                                         22      Other Expenses:
            -----------                                                                                 --------------   ---------
  $229,000                  ($229,000)   23      Writedown of receivables and other                           $252,406
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
                                   $0    24
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
                                   $0    25
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
                                   $0    26
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
                                   $0    27
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
                                   $0    28
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
                                   $0    29
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
                                   $0    30
----------  -----------  ------------            -----------------------------------------------        --------------   ---------

  $229,592         $800     ($228,792)   31              TOTAL EXPENSES                                       $654,148        $800
----------  -----------  ------------            -----------------------------------------------        --------------   ---------

 ($229,592)       ($800)    ($228,792)   32   SUBTOTAL                                                       ($653,583)      ($800)
----------  -----------  ------------                                                                   --------------   ---------

                                              REORGANIZATION ITEMS
    $4,340       $3,200       ($1,140)   33      Professional Fees                                            $224,461      $3,200
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    34      Provisions for Rejected Executory Contracts
----------  -----------  ------------            Interest Earned on Accumulated Cash                    --------------   ---------

   ($1,490)     ($1,500)         ($10)   35      Resulting from Chp 11 Case                                    (16,955)    ($1,500)
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    36      Loss from Sale of Equipment, Inventory and Patents           $450,000
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    37      Miscellaneous                                                 $15,702        $500
----------  -----------  ------------            -----------------------------------------------        --------------   ---------
                $20,000       $20,000    38      Settlements                                                  $662,500
----------  -----------  ------------            -----------------------------------------------        --------------   ---------

    $2,850      $21,700       $18,850    39              TOTAL REORGANIZATION ITEMS                         $1,335,708      $2,200
----------  -----------  ------------                                                                   --------------   ---------

 ($232,442)    ($22,500)    ($209,942)   40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               ($1,989,291)    ($3,000)
----------  -----------  ------------                                                                   --------------   ---------
                                   $0    41      Federal & State Income Taxes
----------  -----------  ------------                                                                   --------------   ---------

 ($232,442)    ($22,500)    ($209,942)   42   NET PROFIT (LOSS)                                            ($1,989,291)    ($3,000)
----------  -----------  ------------                                                                   --------------   ---------
----------  -----------  ------------                                                                   --------------   ---------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Receivables not expected to be collected were written off.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Effective 1/1/95
--------------------------------------------------------------------------------

                     SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                              (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED     Jun-97
                                             ----------------

CASH BALANCE BEGINNING OF MONTH                                                                                          $503,749
                                                                                                               ------------------
                                                                                                               ------------------
CASH RECEIPTS  (1)                                                                                                         $1,490
                                                                                                               ------------------
CASH DISBURSEMENTS  (1)                                                                                                   $20,000
                                                                                                               ------------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                       ($18,510)
                                                                                                               ------------------
CASH BALANCE END OF MONTH                                                                                                $485,238
                                                                                                               ------------------
                                                                                                               ------------------



RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                                     ACCOUNT 1               ACCOUNT 2              ACCOUNT 3
                                                                     ---------               ---------              ---------
BANK                                                            Silicon Valley Bank        Merrill Lynch           Trust acct -
                                                             ------------------------   --------------------   ------------------
ACCOUNT TYPE                                                          Checking                Checking           Murray & Murray
                                                             ------------------------   --------------------   ------------------
ACCOUNT NO.                                                          3300023699              233-07K66
                                                             ------------------------   --------------------   ------------------
ACCOUNT PURPOSE                                                General operating acct.       Investment
                                                             ------------------------   --------------------   ------------------

BALANCE, END OF MONTH                                                          $6,455                    $71             $351,778
                                                             ------------------------   --------------------   ------------------


                                                                     ACCOUNT 4               ACCOUNT 5              ACCOUNT 6
                                                                     ---------               ---------              ---------
BANK                                                            Silicon Valley Bank
                                                             ------------------------   --------------------   ------------------
ACCOUNT TYPE                                                          Checking
                                                             ------------------------   --------------------   ------------------
ACCOUNT NO.                                                          3300023699
                                                             ------------------------   --------------------   ------------------
ACCOUNT PURPOSE                                                     Money market
                                                             ------------------------   --------------------   ------------------

BALANCE, END OF MONTH                                                        $126,934
                                                             ------------------------   --------------------   ------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                         $485,238
                                                             ------------------------
                                                             ------------------------



(1)  Excluding bank transfers between your accounts.



Effective 1/1/95